SALE LEASEBACK	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
SALE LEASEBACK

NOTE 10—SALE LEASEBACK

In January 2017, we purchased the pipelay and construction vessel, the Amazon, for cash consideration of approximately $52 million. Following the purchase, we sold the Amazon to an unrelated third party for cash consideration of $52 million and simultaneously entered into an 11-year bareboat charter with the purchaser. The bareboat charter provides us with options (exercisable periodically over the charter term) to purchase the Amazon, at a predetermined value.  We accounted for the transaction as a sale leaseback and are treating the bareboat charter as an operating lease.  As the proceeds from the sale equaled the carrying value of the vessel, no gain or loss was recognized.  The annual charter obligation is $3 million through 2018, when it will increase to $8 million annually for the remainder of the charter term.